Exhibit 99.1
Company Presentation November 2008

Disclaimer Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets. Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K (Item 1 - Business). We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

I. Overview II. Investment Strategy III. Financial Information TABLE OF CONTENTS

Overview

Capital Trust Publicly traded (NYSE: "CT") finance and investment management company specializing in loans and securities backed by commercial real estate assets Founded by Sam Zell and John Klopp in 1997 Originated over $11.6 billion of investments since inception Unique business model Balance sheet investor Investment manager Fully integrated internal management structure Senior management averaging 20+ years of experience Expandable platform OVERVIEW I - 1

OVERVIEW I - 2 CT Investment Management Co., LLC (TRS) 100% CT Mezzanine Partners III, Inc. Unique Business Model Balance Sheet Net Interest Margin Investment Management Fee Income + Capital Trust, Inc. (NYSE: "CT") (Management Contracts) Investment Manager CDO Collateral Manager Special Servicer CT Large Loan 2006, Inc. CT High Grade MezzanineSM CTX Fund I, L.P. CT Opportunity Partners I, LP CT High Grade Partners II, LLC $2.6 billion assets under management

Board of Directors Sam Zell Thomas Dobrowski Martin Edelman Craig Hatkoff Edward Hyman John Klopp Henry Nassau Joshua Polan Lynne Sagalyn OVERVIEW I - 3 Seasoned Management Team Capital Markets CEO, John Klopp CFO, Geoffrey Jervis COO, Stephen Plavin Finance/Accounting Administration CRE Investing & Lending CRE Underwriting & Asset Mgt CCO, Thomas Ruffing PRN Capital Healthcare Lending 11 Employees 21 Employees (including 15 analysts in India) 11 Employees 11 Employees 3 Employees

OVERVIEW I - 4 Business Strategy Continue to grow investment management and balance sheet businesses through the sponsorship of additional vehicles Create the most efficient and stable capital structure through a diversity of financial instruments and providers Expand our franchise Incubate and/or acquire complementary balance sheet and investment management businesses Near Term: Exploit opportunities created by recent market turmoil

Investment Strategy

INVESTMENT STRATEGY II - 1 Global Capital Markets 2006/1H 2007 represented the height of the leverage boom Current liquidity crisis and credit crunch reflects a systemic de-leveraging and re- pricing of risk Ultimate economic impact still playing out Source: JPMorgan High Grade Domestic Bond Index and JPMorgan High Yield Domestic Bond Index

INVESTMENT STRATEGY II - 2 Debt Market Impact Structured finance meltdown and the deteriorating economic environment have created uncertainty and illiquidity across all debt markets Impact of the dislocation has been acute on the securitized commercial real estate sector Source: JPMorgan, Commercial Mortgage Alert (1) As of 10/29/08 Conduit CMBS Spreads Low ' 07 High ' 08 Current Sr. AAA (10 Yr.) 22 310 280 Conduit CMBS Spreads Low ' 07 High ' 08 Current (1) Sr. AAA (10 Yr.) 22 600 555

INVESTMENT STRATEGY II - 3 Source: JPMorgan, Markit Partners

INVESTMENT STRATEGY II - 4 Source: JPMorgan, Markit Partners

CMBS cash buyers have stepped back Spread volatility Credit concerns Structured product taint Confidence in ratings Leveraged investors have disappeared SIVs, CDOs and CP Conduits Repo availability Securitized lenders have withdrawn Pricing Other balance sheet pressures Portfolio lenders cannot fill the void Scale Flexibility INVESTMENT STRATEGY II - 5

INVESTMENT STRATEGY II - 6 Market Capacity Securitized lenders originated +/-50% of all CRE debt in 2006/H1 2007 Portfolio lenders (banks, insurance companies and some pension funds) represent the only active lenders in today's market Current lending universe has insufficient capacity to address financing demand Source: JPMorgan; Includes only securitized commercial mortgage loans and excludes defeased loans (1) Initial maturity date

The Landscape Today Dealer inventory backlogs/forced liquidations by leveraged investors Investor uncertainty + lack of financing = markets have not cleared CMBS and loan spreads remain wide despite recent volatility However, not all collateral has been created equally Tomorrow Delinquencies and defaults will begin to rise Lower advance rates and wider spreads will pressure refinancing (even for good properties/sponsors) INVESTMENT STRATEGY II - 7 While the pendulum has swung, asset selection and underwriting will be the keys to success going forward

Market Opportunity Result = lenders back in the driver's seat: More conservative valuations Lower advance rates Tighter loan structures Better pricing Current market provides credit driven investors with the opportunity to generate attractive risk adjusted returns at all parts of the real estate capital structure INVESTMENT STRATEGY II - 8

CT Platform Fully integrated platform uniquely qualified to take advantage of today's market opportunities: Broad origination/sourcing network Disciplined underwriting culture and process Deep experience with all financial products Capital access and structuring expertise: Equity Sources Debt Sources Public/Private Synergy II - 9 INVESTMENT STRATEGY

Asset Management Asset Manager for all investments since inception Directly manage all non securities related investments Approved Special Servicer (Fitch, S&P, Moody's) to directly control loan workouts for B Notes and first loss CMBS Experienced CDO collateral manager Proprietary technology platform Over $10 billion of workout experience (Victor Capital) II - 10 INVESTMENT STRATEGY

II - 11 INVESTMENT STRATEGY Risk Management Principles Create diversified portfolios Asset category, property type and geographic market Prudently employ leverage Enhance returns Increase the size and diversity of the portfolios Manage a matched book Control asset/liability mix (index & duration) Use derivative instruments to hedge interest rate exposure Maintain the liquidity necessary to hold and protect investments

Financial Information

CT High Grade MezzanineSM (0.0% owned) (4.7% owned) Capital Trust, Inc. 9/30/08 Assets $3,068 Liabilities $2,589 Equity $479 CT Investment Management Co., LLC (TRS) (100% owned) (Management Contracts) III - 1 Net Interest Margin Base and Incentive Management Fees FINANCIAL INFORMATION ($ millions) (0.0% owned) CT Large Loan 2006, Inc. CT Mezzanine Partners III, Inc. Notes: (1) Asset level pari passu participations with Capital Trust, Inc. (1) CTX Fund I, L.P. (0.01% owned) (1) CT Opportunity Partners I, L.P. (4.6% owned) CT High Grade Partners II, LLC (0.0% owned)

FINANCIAL INFORMATION Assets ($000s) Assets Cash Loans CMBS Equity Investments Other Total Assets Liabilities Secured Debt CDO Debt Credit Facility Junior Sub. Debentures Participations Sold Interest Rate Hedges (Swaps) Other Total Liabilities Common Equity 9/30/08 $133,471 2,044,408 851,371 3,822 34,647 $3,067,719 $816,208 1,158,787 100,000 128,875 337,015 19,932 28,422 $2,589,239 $478,480 CMBS Issues/Bonds: 55/77 Face Value: $886,927 Variable/Fixed: 20% / 80% GAAP Yield: 7.17% WAL: 6.0 years "Average" Rating: BB Equity Investments $Value Fund III $617 CTOPI 3,199 Capitalized Costs 6 Total $3,822 Loans # of Loans: 80 Face: $2,101,352 Variable/Fixed: 92% / 8% GAAP Yield: 6.99% WAL: 3.5 years Notes: GAAP Yield multiplied by book balance equates to GAAP income for the asset. (1) (1) III - 2

III - 3 FINANCIAL INFORMATION Loan Portfolio Breakdown

III - 4 FINANCIAL INFORMATION CMBS Portfolio Breakdown 81% pre-2006 68% Investment Grade

Assets Cash Loans CMBS Equity Investments Other Total Assets Liabilities Secured Debt CDO Debt Credit Facility Junior Sub. Debentures Participations Sold Interest Rate Hedges (Swaps) Other Total Liabilities Common Equity 9/30/08 $ 133,471 2,044,408 851,371 3,822 34,647 $3,067,719 $ 816,208 1,158,787 100,000 128,875 337,015 19,932 28,422 $2,589,239 $478,480 Liabilities and Equity ($000s) FINANCIAL INFORMATION Notes: Includes in-the-money options as of 9/30/08 III - 5 Secured Debt $1.5 billion of credit facilities Multiple providers (Morgan Stanley, Goldman Sachs, JPMorgan, UBS, Citigroup) Coupon: LIBOR + 55 bps to LIBOR + 225 bps GAAP Cost of Funds: 5.46% Collateralized Debt Obligations Investment grade CDO Notes sold Non-recourse, non-mark-to-market, term and index-matched CDO I & II: weighted average coupon of L+0.55%, all-in cost L+0.88% CDO III & IV: cash cost 4.75%, all-in cost 4.87% GAAP Cost of Funds: 4.85% Common Equity 22.3 million shares outstanding(1) Book value per share: $21.49 13% owned by officers & directors Trust Preferred Securities $125 million of trust preferred securities sold CT Preferred Trust I: 30 yr. term redeemable at par on or after April 2011 - all-in cost fixed at 7.45% to April 2016, L+2.65% thereafter CT Preferred Trust II: 30 yr. term redeemable at par on or after April 2012 - all-in cost fixed at 7.14% to April 2017, L+2.25% thereafter GAAP Cost of Funds: 7.30% Senior Unsecured Credit Facility $100 million revolving credit facility Cash cost: L+1.75%, all-in cost L+2.03%

CT Investment Management Co., LLC (TRS) III - 6 FINANCIAL INFORMATION Investment Management: $2.6 billion of assets under management ($ millions) CT Mezzanine Partners III, Inc. 9/30/08 Assets $41 Liabilities $31 Equity $10 Inv. period expired $1.2B of investments 1.42% mgmt. fee per annum 18.5% of profits after 10% pref. return and 100% return of capital (62.5%/37.5%, CT/Citi) (CT: 4.7%) CT Large Loan 2006, Inc. 9/30/08 Assets $251 Liabilities $196 Equity $55 Inv. period expired $325MM of equity commitments 0.75% mgmt. fee per annum on total assets at 1:1 leverage (CT: 0.0%) (1) CT High Grade MezzanineSM 9/30/08 Assets $344 Liabilities --- Equity $344 (CT: 0.0%) Inv. period expired $350MM of equity commitments 0.25% mgmt. fee per annum on total assets (Management Contracts) (CT: 0.01%) Inv. period expired $10MM of equity commitments 0.15% CDO collateral management and incentive fees CTX Fund I, L.P. 9/30/08 Assets $500 Liabilities --- Equity $8 (2) (1) CT Opportunity Partners I, L.P. 9/30/08 Assets $286 Liabilities $216 Equity $70 (CT: 4.6%) (3) Currently investing $540MM of equity commitments 1.60% mgmt. fee per annum 17.7% of profits after 9% pref. return and 100% return of capital Notes: (1) Asset level pari passu participations with Capital Trust, Inc. (2) Represents the total notional cash exposure to CTX CDO I collateral. (3) Capital Trust, Inc.'s co-investment ($25 million) percentage is based upon total equity commitments of $540 million as of 7/15/08. CT High Grade Partners II, LLC 9/30/08 Assets $133 Liabilities N/A Equity $133 Currently investing $667MM of equity commitments 0.40% mgmt. fee per annum on total assets (CT: 0.0%)

III - 7 Conclusion Best in class management team Fully aligned Internally managed Significant insider ownership Unparalleled track record Unique business model: Balance sheet investments - net interest margin Assets under management - base and incentive management fees Expandable platform: Other real estate strategies Specialty finance/structured products FINANCIAL INFORMATION